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               EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Medical Technology & Innovations, Inc. (the "Company") certify that:

1. The Quarterly Report on Form 10-QSB of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


January 8, 2007                       /s/ Jeremy Feakins
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                                      Jeremy Feakins (Chief Executive Officer)

January 8, 2007                       /s/ Jennifer Herman
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                                      Jennifer Herman (Chief Financial Officer)






















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